Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Ruckus Wireless)
ir@ruckuswireless.com
1+510-315-1003
Media Contact
Mark Priscaro
Ruckus Wireless
mark.priscaro@ruckuswireless.com
1+408-604-8531

Ruckus Wireless Reports Third Quarter 2014 Financial Results

•	Revenue of $85.0 million, an increase of 23.3% year-over-year

•	Non-GAAP gross margin grew 29.8% year-over-year to 69.9%

•	Non-GAAP operating income grew 154.4% year-over-year to 15.4%
SUNNYVALE, CA - November 3, 2014 - Ruckus Wireless, Inc. (NYSE: RKUS) today announced financial results for its third quarter of 2014 ended September 30, 2014.
Financial Summary
Revenue for the third quarter of 2014 was $85.0 million, an increase of 23.3% from the third quarter of 2013. GAAP net income was $3.6 million for the third quarter of 2014, compared with $0.1 million for the third quarter of 2013. GAAP operating income was $6.1 million for the third quarter of 2014, compared with an operating loss of $0.5 million for the third quarter of 2013.
Non-GAAP net income for the third quarter of 2014 was $12.6 million, compared with $4.8 million for the third quarter of 2013. Non-GAAP operating income for the third quarter of 2014 was $13.1 million, compared with $5.2 million for the third quarter of 2013.
GAAP diluted net income per share was $0.04 for the third quarter of 2014, compared with $0.00 for the third quarter of 2013. Non-GAAP diluted net income per share was $0.13 for the third quarter of 2014, compared with $0.05 for the third quarter of 2013.
"Our enterprise and service provider business remained strong, fueled by rising demand for public Wi-Fi access in consumer facing enterprises and public venues. To drive long-term growth, corresponding with our long history of innovation, we introduced a new product line that expands our addressable market,” said Selina Lo, president and chief executive officer, Ruckus Wireless. “We are also pleased with the progress we made in operating leverage, reporting record operating margins for the quarter.”
Business Highlights

•
Unveiled Xclaim, a new kind of Wi-Fi system targeted for the very small business market that redefines the model for offering enterprise-grade Wi-Fi capability to organizations that have little to no IT expertise.

•
Added 20 new service provider end-customers, bringing the total service provider end-customer base to approximately 190. The company also added approximately 4,000 new enterprise end-customers bringing the total enterprise end-customer base to over 44,000.

•	Rounded out the company's 802.11ac product portfolio with the introduction of four new unique models of indoor and outdoor AC products.

•
For the second year in a row, named the winner of the SMB hardware category in CRN’s Annual Report Card (ARC) survey of thousands of value-added resellers across the United States, taking the top honors over competitors in areas including product quality, reliability and technology innovation.

Guidance
For the fourth quarter of 2014 ending December 31, 2014, the Company expects:

•	Total revenue in the range of $87 million to $90 million; and

•	Non-GAAP diluted net income per share between $0.11 and $0.13 using approximately 98 million shares.

Conference Call Information
Ruckus Wireless is hosting a conference call for analysts and investors to discuss its third quarter 2014 results and outlook for its fourth quarter of 2014 at 2:00 p.m. Pacific Daylight Time today, November 3, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors” section of the Company’s website at http://investors.ruckuswireless.com. A replay will be available following the call on the Ruckus Wireless Investor Relations website or for one week at the following numbers: (855) 859-2056 (domestic), (404) 537-3406 (international) using ID# 9876306. An archived version of the audio from the call will be available for at least thirty days on the Company’s website at http://investors.ruckuswireless.com.

Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Ruckus Wireless’s financial expectations for the fourth quarter of 2014 and future periods and statements regarding growth drivers to the Company's business, the pace of growth of new end-customers, competitive positioning, demand for new product offerings, future customer deployments, and future product offerings. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: growth of the market for Ruckus Wireless products, the lengthy sales cycle for service provider customers and delays in service provider implementations, unpredictable market conditions, risks associated with the deployment and adoption of new products and services, risks associated with Ruckus Wireless’s rapid growth, competition, technological change, product development delays, reliance on third parties, international operations, intellectual property litigation expense, Ruckus Wireless’s limited operating history, particularly as a new public company; and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Ruckus Wireless’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s annual report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2014 and our quarterly report on Form 10-Q which was filed with the SEC on July 31, 2014. Ruckus Wireless’s SEC filings are available on the Company’s investor relations website at http://investors.ruckuswireless.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Ruckus Wireless does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP dilutive net income per share and non-GAAP diluted weighted-average shares outstanding. We also provide projected fourth quarter 2014 non-GAAP dilutive net income per share and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Our non-GAAP financial measures include adjustments based on the following items:

Stock-based compensation expense: We have excluded the effect of stock-based compensation expense. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expense. Stock-based compensation will recur in future periods.

Employer payroll tax expense associated with stock-based compensation: We have excluded the employer payroll tax expense associated with stock option exercises and restricted stock releases in order to provide a complete picture of the Company’s recurring core business operating results. Stock-based compensation will continue to be used as a method to compensate certain employees for the foreseeable future.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets. Amortization of intangible assets is a non-cash expense and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenue earned during the periods presented and will contribute to future period revenue as well.

Legal settlement benefit, net: We have excluded non-recurring patent infringement settlements. We will continue to be party to litigation and subject to claims related to intellectual property infringement arising in the ordinary course of business.
Non-cash income tax expense (benefit): We have excluded non-cash income taxes, as the Company does not expect to pay any federal or state taxes in 2014 or 2015.
Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, employer payroll tax expense associated with stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income from operations as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, employer payroll tax expense associated with stock-based compensation, intangible asset amortization expense and legal settlement benefit, net. Non-GAAP operating margin is non-GAAP operating income divided by revenue.
Non-GAAP net income and diluted income per share. Non-GAAP net income is net income as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, employer payroll tax expense associated with stock-based compensation, intangible asset amortization expense, legal settlement benefit, net and non-cash income tax expense (benefit). Non-GAAP diluted net income per share is non-GAAP net income divided by the non-GAAP weighted-average diluted shares outstanding.

For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

ABOUT RUCKUS WIRELESS

Headquartered in Sunnyvale, CA, Ruckus Wireless, Inc. (NYSE: RKUS) is a global supplier of advanced wireless systems for the rapidly expanding mobile Internet infrastructure market. The Company offers a wide range of indoor and outdoor “Smart Wi-Fi” products to mobile carriers, broadband service providers, and corporate enterprises, and has over 44,000 end-customers worldwide. Ruckus technology addresses Wi-Fi capacity and coverage challenges caused by the ever-increasing amount of traffic on wireless networks due to accelerated adoption of mobile devices such as smartphones and tablets. Ruckus invented and has patented state-of-the-art wireless voice, video, and data technology innovations, such as adaptive antenna arrays that extend signal range, increase client data rates, and avoid interference, providing consistent and reliable distribution of delay-sensitive multimedia content and services over standard 802.11 Wi-Fi. For more information, visit http://www.ruckuswireless.com. Ruckus, Ruckus Wireless and SmartCell are trademarks of Ruckus Wireless, Inc. in the United States and other countries.

RUCKUS WIRELESS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue:
Product	$78,810	$64,449	$224,237	$177,424
Service	6,191	4,479	16,816	12,619
Total revenue	85,001	68,928	241,053	190,043
Cost of revenue:
Product	23,193	21,165	66,898	56,660
Service	3,379	2,512	9,070	7,246
Total cost of revenue	26,572	23,677	75,968	63,906
Gross profit	58,429	45,251	165,085	126,137
Operating expenses:
Research and development	19,614	16,268	56,707	44,980
Sales and marketing	24,720	21,106	72,402	57,522
General and administrative	8,017	8,410	24,812	23,291
Total operating expenses	52,351	45,784	153,921	125,793
Operating income (loss)	6,078	(533)	11,164	344
Interest income	41	58	133	140
Other expense, net	(200)	(102)	(310)	(329)
Income (loss) before income taxes	5,919	(577)	10,987	155
Income tax expense (benefit)	2,365	(634)	5,721	(918)
Net income	$3,554	$57	$5,266	$1,073
Net income per share:
Basic	$0.04	$0.00	$0.06	$0.01
Diluted	$0.04	$0.00	$0.06	$0.01
Weighted average shares used in computing net income per share:
Basic	83,388	77,735	82,334	75,771
Diluted	94,142	92,779	93,406	93,392

RUCKUS WIRELESS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Gross Profit Reconciliation:
GAAP gross profit:	$58,429	$45,251	$165,085	$126,137
Stock-based compensation	266	193	764	575
Employer payroll tax associated with stock-based compensation	2	2	34	16
Amortization of intangible assets	705	330	1,615	990
Non-GAAP gross profit:	$59,402	$45,776	$167,498	$127,718
Gross Margin Reconciliation:
GAAP gross margin:	68.7%	65.6%	68.5%	66.4%
Stock-based compensation	0.3%	0.3%	0.3%	0.3%
Employer payroll tax associated with stock-based compensation	—%	—%	—%	—%
Amortization of intangible assets	0.9%	0.5%	0.7%	0.5%
Non-GAAP gross margin:	69.9%	66.4%	69.5%	67.2%
Operating Income Reconciliation:
GAAP operating income (loss):	$6,078	$(533)	$11,164	$344
Stock-based compensation	6,183	4,886	18,869	13,229
Employer payroll tax associated with stock-based compensation	140	468	602	915
Amortization of intangible assets	705	330	1,615	990
Legal settlement benefit, net	—	—	(760)	—
Non-GAAP operating income:	$13,106	$5,151	$31,490	$15,478
Operating Margin Reconciliation:
GAAP operating margin (loss):	7.2%	(0.8)%	4.6%	0.2%
Stock-based compensation	7.2%	7.1%	7.8%	7.0%
Employer payroll tax associated with stock-based compensation	0.1%	0.7%	0.3%	0.4%
Amortization of intangible assets	0.9%	0.5%	0.7%	0.5%
Legal settlement benefit, net	—%	—%	(0.3)%	—%
Non-GAAP operating margin:	15.4%	7.5%	13.1%	8.1%
Net Income Reconciliation:
GAAP net income:	$3,554	$57	$5,266	$1,073
Stock-based compensation	6,183	4,886	18,869	13,229
Employer payroll tax associated with stock-based compensation	140	468	602	915
Amortization of intangible assets	705	330	1,615	990
Legal settlement benefit, net	—	—	(760)	—
Non-cash income tax expense (benefit)	2,038	(901)	4,877	(1,560)
Non-GAAP net income:	$12,620	$4,840	$30,469	$14,647
Non-GAAP diluted net income per share:	$0.13	$0.05	$0.32	$0.15
Shares used in computing Non-GAAP Net Income per share Reconciliation
Weighted-average shares outstanding used in calculating GAAP diluted net income per share	94,142	92,779	93,406	93,392
Additional dilutive securities for non-GAAP income	2,189	2,033	2,267	1,811
Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	96,331	94,812	95,673	95,203

RUCKUS WIRELESS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except par value)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$116,836	$91,282
Short-term investments	72,103	60,878
Accounts receivable, net of allowance for doubtful accounts of $1,000 and $400 as of September 30, 2014 and December 31, 2013, respectively	52,728	44,638
Inventories	18,131	16,748
Deferred costs	2,967	4,207
Deferred tax assets	7,384	7,715
Prepaid expenses and other current assets	5,765	5,227
Total current assets	275,914	230,695
Property and equipment, net	13,322	11,472
Goodwill	9,945	9,945
Intangible assets, net	8,056	9,671
Non-current deferred tax asset	15,870	15,317
Restricted cash	5,000	5,000
Other assets	1,203	1,122
Total assets	$329,310	$283,222
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,166	$19,131
Accrued compensation	14,536	11,759
Accrued liabilities	5,603	6,231
Deferred revenue	31,949	33,139
Total current liabilities	76,254	70,260
Non-current deferred revenue	10,006	7,098
Non-current deferred tax liabilities	854	854
Other non-current liabilities	1,314	1,161
Total liabilities	88,428	79,373
Stockholders’ equity:
Common stock, $0.001 par value; 250,000 shares authorized as of September 30, 2014 and December 31, 2013; 84,082 and 80,691 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	84	81
Additional paid–in capital	257,365	225,575
Accumulated other comprehensive loss	(28)	(2)
Accumulated deficit	(16,539)	(21,805)
Total stockholders’ equity	240,882	203,849
Total liabilities and stockholders’ equity	$329,310	$283,222

RUCKUS WIRELESS, INC.
Summary of Cash Flows
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net cash provided by operating activities	$15,644	$20,851	$31,503	$19,406
Net cash provided by (used in) investing activities	2,679	(23,606)	(18,873)	(87,783)
Net cash provided by financing activities	5,496	2,342	12,924	5,644
Net increase (decrease) in cash and cash equivalents	$23,819	$(413)	$25,554	$(62,733)